UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         August 14, 2007
        ------------------------------------------------
        Date of Report (Date of earliest event reported)

                         DENTALSERV.COM
      ----------------------------------------------------
     (Exact name of registrant as specified in its charter)

       NEVADA             000-52077             91-2015980
 -----------------------------------------------------------------
 (State or other     (Commission File   (IRS Employer jurisdiction
 incorporation)           Number)       of  Identification of No.)


20 West 55th Street, Floor 5, New York, New York        10010
------------------------------------------------     ----------
   (Address of principal executive offices)          (Zip Code)

                       (212) 849-8248
    --------------------------------------------------
    Registrant's telephone number, including area code

  -------------------------------------------------------------
  (Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[  ]   Written communications pursuant to Rule 425 under the
       Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the
       Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b)
       under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c)
       under the Exchange Act (17 CFR 240.13e-4(c))

                                                       SECTION 1
REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 Entry Into a Material Definitive Agreement

Since control of the Company was purchased by our principal shareholder, Vision Opportunity Master Fund LLC ("Vision") on December 15, 2006, we have been a shell corporation with no commercial operations and no revenues. Our expenses have been funded since then through the present, by advances, primarily for legal and accounting fees, from Vision as required.

In late July, 2007, we entered into preliminary discussions with Medpro Safety Products, Inc., a privately held Delaware corporation ("Medpro") and Vision with a view toward acquiring Medpro in a reverse merger, exchange of capital stock transaction in which the operations, management and Board of Medpro would become the Company's operations, management and Board of Directors. Concurrent with the reverse merger, and conditioned upon our entry into and closing of a definitive Agreement and Plan of Merger with Medpro, the Company would undertake a private placement offering of our newly authorized preferred stock, in units with Common Stock Purchase Warrants, for maximum gross proceeds of $13,000,000, to accredited investors, including primarily Vision; and effect a reverse split of our issued and outstanding Common Stock on the basis of one ( 1 ) post-reverse split share for each four ( 4 ) pre-reverse split shares. We proceeded as envisioned and no insurmountable obstacles were encountered, of which there was no assurance at the outset.

On August 17, 2007, following additional, substantive discussion, we mutually agreed to the terms of a definitive Agreement and Plan of Merger (the "Merger Agreement"), with
                                   ----------------
Medpro. Pursuant to the Merger Agreement, Medpro will be acquired by and merged with and into Dentalserv.com (the "Reverse "Merger"), with Dentalserv.com as the surviving
 ----------------
corporation  (the "Surviving  Corporation").   In  effecting  the
                   ----------------------
Merger, Medpro capital stock shareholders holding all of the issued and outstanding shares of Medpro common stock, par value $.01 per share, (the "Medpro Common Stock") will be entitled
                        -------------------
to receive one (1) share of Dentalserv.com common stock, $.001 par value per share, for each 2.2 shares of Medpro Common Stock held and exchanged in the Reverse Merger transaction. In total, the exchange of stock transaction will involve the issuance of some 11,878,628 post-reverse split shares of our authorized, previously unissued common stock following a reverse split of our common stock on the basis of one (1) post-split share for each four (4) pre-split shares. As other material aspects of the Merger Agreement, the name of the Company will be changed to "Medpro Safety Products, Inc.", the management of Medpro will become and replace the Company's current management and our Board of Directors will be replaced by the members of the Board of Directors of Medpro.

With anticipated completion of the Reverse Merger transaction, hopefully in September, 2007, another consequent change of control of the Company will have transpired upon completion and closing of all of the component aspects of the overall transaction.

The material conditional components of the Reverse Merger transaction, a reverse split of the Company's common stock on the basis of one (1) pre-reverse split share for each four (4) post-reverse split shares and authorization and immediate private placement of the Company's initial issuance of preferred stock in units comprised of Series A Convertible Preferred Stock and a series of warrants to purchase additional common stock, have each been approved by and through the written consent of the Company's Board, and of shareholders representing more than 90% of the shares entitled to vote; without notice, meeting, or proxies as provided by Sections 78.315 and 78.320 of the Nevada Revised Statutes, and comprise actions by the Company as if taken at corresponding special meetings for that purpose.

The one for four reverse split of our common stock and closing of the private placement of our preferred stock units, for maximum gross proceeds of $ 13,000,000, are conditions to coincident closing of the Reverse Merger transaction.

SECTION 3 SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Securities

On or about August 22, 2007, the Registrant will begin to undertake a private offering and sale of up to 7,182,321 units ("Units") comprised of one share of recently authorized, previously unissued Series A Convertible Preferred Stock and a variable series of Common Stock Purchase Warrants, for maximum gross cash proceeds of $13,000,000, at the placement price of $
1.81 per Unit. The securities are to be offered for purchase by accredited investors only, including primarily, the Company's controlling shareholder, Vision Opportunity Master Fund, LLC, which acquired control of the Registrant at the end of 2006, as previously reported in the Company's Current Report on Form 8-K dated December 15, 2006 and incorporated by reference herein. There will be no underwriting discounts or commissions paid in the Units private placement offering.

Each share of Series A Preferred Convertible Stock ("Preferred") is convertible into one (1) share of the Registrant's restricted Common Stock at the holder's option at any time. All of the Units are each comprised of one (1) Series A and one (1) Series B Common Stock Purchase Warrant. In the case of an investor purchasing Units in the offering for at an aggregate purchase price of $ 5,000,000 or more, each of the Units purchased will also be comprised of one (1) Series J Common Stock Purchase Warrant which, upon exercise, entitles the holder to receive one
(1) Series C Common Stock purchase Warrant to purchase one (1) additional authorized, previously unissued share of our Common Stock. More particularly, included in the Units, subject to the contingencies specified, at the Unit purchase price, are the following Warrants:

           A Series A Warrant to purchase one (1) share of Common
Stock at a purchase price of $1.81 per share;

          A Series B Warrant to purchase one (1) additional share of Common Stock at a purchase price of $1.91 per share;

           For investors purchasing an aggregate of at least 2,762,431 Units in the offering, each purchased Unit is also comprised of a Series J Warrant to purchase one (1) further additional share of Common Stock at a purchase price of $2.18 per share; and finally,

           For investors exercising Series J Warrants, a Series C
Warrant is to be issued to the exercising holder entitling the purchase of one (1) further additional share of Common Stock at a purchase price of $2.18 per share.

The Series C Warrant is accordingly not a component of any of the Units at the time of purchase in the offering and the Series J
Warrant is only included in Units purchased by an investor for an aggregate purchase price of $ 5,000,000 or more.

 Exemption from the registration provisions of the Securities Act of 1933 for the transactions described above is claimed under
Section 4(2) of the Securities Act of 1933, among others, on the basis that the sales transactions do not involve any public offering and the purchasers are accredited investors having access to the kind of information registration would provide, appropriate investment representations were obtained, and the securities were to be issued with restricted securities legends and subject to stop-transfer instructions to the Company's transfer agent.

Item 3.03 Material Modification to Rights of Security Holders

On August 14, 2007, the Company took action to reverse-split its issued and outstanding Common Stock held by shareholders on August 10, 2007, the record date. Thereafter, each four (4) pre-reverse split shares of Common Stock outstanding on the record date became one (1) post-reverse split share of Common Stock. The action was taken by and through the written consent, of the Board of Directors, and of shareholders representing approximately 90% of the shares otherwise entitled to vote at a meeting, without notice, proxies or meetings pursuant to Sections 78.315 and
78.320 of the Nevada Revised Statutes.

On  August  14, 2007, the Company also took action to  amend  its
Articles of Incorporation to authorize preferred stock for subsequent issuance at the discretion of the Board of Directors. As reflected in Item 3.02 above, the action was taken in anticipation of the need for capital financing in connection with the Company's acquisition of all of the ownership interest in Medpro, Inc. in the reverse merger transaction as reflected in the corresponding definitive Agreement and Plan of Merger. This action too, was taken by the written consent of our Board of Directors, and by and through the written consent of Shareholders representing approximately 90% of all of the shares entitled to vote at a meeting, without notice, proxies or meetings, pursuant to Sections 78.315 and 78.320 of the Nevada Revised statutes.

SECTION 5 CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.01 Change in Control of Registrant

In an earlier change of control of the Registrant, on December 15, 2006, Mr. Harry Miller, the former majority shareholder, chief executive officer, chief financial officer, President, Secretary, and Treasurer of the Company, entered into a Stock Purchase Agreement together with Messrs. Lorne Demorse and Zane Weaver (collectively, the "Sellers") and Vision Opportunity Master Fund, Ltd. (the "Purchaser"). Under the terms of the Stock Purchase Agreement, the Sellers sold to Vision Opportunity Master Fund, Ltd., an aggregate of 5,016,150 shares of the Common Stock of the Company, (the "Shares"), representing approximately 90% of the Company's issued and outstanding shares of capital stock. With its working capital as the source of its purchase money funds, the Purchaser paid $650,000, or approximately $0.13 per share, for the Shares. Mr. Miller resigned as chief executive officer, chief financial officer, President, Secretary, and Treasurer of the Company and appointed Dr. Lawrence Chimerine as President and Chief Executive Officer, and Mr. Robert Scherne as Secretary and Treasurer of the Company, at the closing of the purchase and sale transaction. Mr. Miller also tendered a letter of resignation to the Company to resign as Director after the Board appointed Dr. Chimerine a Director of the Company effective December 31, 2006.

CHANGE OF CONTROL INFORMATION

The Company was a "shell company", as defined in Rule 12b-2 of the Exchange Act following completion of, that earlier change of control transaction. In accordance with paragraph (8) of Item
5.01 of Form 8-K, the Company was required to provide the information that would be required if the Company were filing a Form 10-SB registration statement under the Exchange Act. The required information was previously reported in the Company's Current Report on Form 8-K dated December 15, 2006 as follows:

--------------------------------------------------------------------------------------
Form 10 Item       Description                    Filing Where Information Included
--------------------------------------------------------------------------------------
Part I - Item 1    Description of Business        Form 10-KSB annual report filed on
                                                  September 19, 2006.
--------------------------------------------------------------------------------------
Part I - Item 2    Plan of Operation              Form 10-KSB annual report filed on
                                                  September 19, 2006.
--------------------------------------------------------------------------------------
Part I - Item 3    Description of Property        Provided below in this 12/15/06
                                                  Current Report on Form 8-K
--------------------------------------------------------------------------------------
Part I - Item 4    Security Ownership of          Provided below in this 12/15/06
                   Certain Beneficial             Current Report on Form 8-K
                   Owners and Management
--------------------------------------------------------------------------------------
Part I - Item 5    Directors and Executive        Provided below in this 12/15/06
                   Officers, Promoters and        Current Report on Form 8-K
                   Control Persons
--------------------------------------------------------------------------------------
Part I - Item 6    Executive Compensation         Form 10-KSB annual report filed on
                                                  September 19, 2006.
--------------------------------------------------------------------------------------
Part I - Item 7    Certain Relationships          Form 10-KSB annual report filed on
                   and Related Transactions       September 19, 2006.
--------------------------------------------------------------------------------------
Part I - Item 8    Description of Securities      Form 10SB-12G registration statement
                                                  originally filed on July 21,  2006,
                                                  as amended
--------------------------------------------------------------------------------------
Part II - Item 1   Market Price of and            Form  10-KSB annual report filed on
                   Dividends on Registrant's      September 19, 2006.
                   Common Equity and Related
                   Stockholder Matters


                                                                4


--------------------------------------------------------------------------------------
Part II - Item 2   Legal Proceedings              Form 10-KSB annual report filed on
                                                  September 19, 2006.
--------------------------------------------------------------------------------------
Part II - Item 3   Changes in and  Disagreements  Form 10-KSB annual report filed on
                   with Accountants               September 19, 2006.
--------------------------------------------------------------------------------------
Part II - Item 3   Changes in and Disagreements   Form 10-KSB annual report filed on
                   with Accountants               September 19,  2006.
--------------------------------------------------------------------------------------
Part II - Item 4   Recent Sales of Unregistered   Form 10-KSB annual report filed on
                   Securities                     September 19, 2006.
--------------------------------------------------------------------------------------
Part II - Item 5   Indemnification of Directors   Form 10SB-12G registration statement
                   and Officers                   originally filed on July 21, 2006,
                                                  as amended
--------------------------------------------------------------------------------------
Part F/S           Financial Statements           Form 10-KSB annual report filed on
                                                  September 19, 2006.
--------------------------------------------------------------------------------------
Part III           Exhibits                       Form 10-KSB annual report filed on
                                                  September 19, 2006.
--------------------------------------------------------------------------------------

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of pre-reverse split shares of our Common Stock owned beneficially as of August 10, 2007, by: (i) each person (including any group) known to us to own more than five percent (5%) of any class of our voting securities, (ii) our Director, and (iii) officers and Directors as a group. Unless otherwise indicated, the shareholders listed possess sole voting and investment power with respect to the shares shown.

-------------------------------------------------------------------------------
Title of class    Name and address       Number of Pre-Reverse    Percentage of
               of beneficial owner (1)      Split Shares of         of Common
                                             Common Stock        Stock(1)
-------------------------------------------------------------------------------
Common Stock    Vision Opportunity
                Master Fund, Ltd.
                20 W. 55th Street, Floor 5
                New York, NY 10010           5,016,150(2)           89.5%(2)
-------------------------------------------------------------------------------
Common Stock    Adam Benowitz (2)
                20 W. 55th Street, Floor 5
                New York, NY 10010           5,016,150(2)           89.5%(2)
-------------------------------------------------------------------------------
Common Stock    Lawrence Chimerine
                20 W. 55th Street, Floor 5
                New York, NY 10010              12,500               0.2%
-------------------------------------------------------------------------------


                                                                5


Common Stock    Robert Scherne
                20 W. 55th Street, Floor 5
                New York, NY 10010              18,750               0.3%
-------------------------------------------------------------------------------
Common Stock    All Officers and Directors
                as a Group (2 persons)          31,250               0.6%
-------------------------------------------------------------------------------

(1)  Under Rule 13d-3, a beneficial owner of a security includes
     any   person  who,  directly  or  indirectly,  through  any
     contract,  arrangement,  understanding,  relationship,   or
     otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and
     (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of
     which  the  information  is  provided.  In  computing   the
     percentage  ownership of any person, the amount  of  shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As of August 10, 2006, there were 5,605,750 shares of our common stock issued and outstanding.
 (2) The shares are held in the name of Vision Opportunity Master Fund, Ltd. Mr. Adam Benowitz is the Chief Executive Officer and Director of Vision Opportunity Master Fund, Ltd. These shares were acquired by Vision Opportunity Master Fund, Ltd. from Messrs. Harry Miller (4,765,000 shares), Zane Weaver (45,000 shares) and Lorne Demorse (206,150
     shares)  pursuant to  a  Stock  Purchase  Agreement   dated
     December 15, 2006.
(3) Mr. Harry Miller resigned as a Director on December 31, 2006. Dr. Lawrence Chimerine, has been President and Chief Executive Officer and Mr. Robert Scherne has been Secretary and Treasurer of the Company since December 15, 2006. Dr. Lawrence Chimerine has been the sole Member of the company's Board of Directors since December 31, 2006.
(4) On the record date, August 10, 2007, all of the Company' issued and outstanding Common Stock was reverse-split on the basis of one (1) share of pre-reverse split Common Stock for each four (4) post-reverse split shares held on the record date.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

Directors:
Name of Director          Age
----------------          ---
Lawrence Chimerine(1)     66

Executive  Officers:

Name                Age  Office(s) Held
----                ---  --------------
Lawrence Chimerine  66   President and Chief Executive Officer
Robert Scherne      51   Chief Financial Officer, Secretary and
                         Treasurer

Set forth below is a brief description of the background and business experience of each of our current and past executive officers and Directors for the past five years:

Mr. Harry Miller was the President, Chief Executive Officer, Secretary, Treasurer, Acting Chief Financial Officer and sole Director of DentalServ.Com from December 15, 1999 through December, 2006. Mr. Miller has years of experience in starting new enterprises; having spent the last thirty years in forming many companies and providing consulting services to a variety of businesses. He resigned from his positions with the Company in December of 2006 as an aspect of a change of control stock purchase transaction on December 15, 2006. Mr. Miller is a former Director and officer of the following reporting issuers: (1) Coronation Acquisition Corp., a former blank check company, later known as Supreme Realty Investments, Inc.; (2) a blank check company known as Black Gardena Corp. which had not yet found a project as of January 1st, 2006; and (3) of Medina Coffee, Inc., later known as China Bak Battery Inc.

Dr. Lawrence Chimerine has been our President and Chief Executive Officer since December 15, 2006, and the Company's sole Director since December 31, 2006.. Dr. Chimerine has for more than the past nine years been president of Radnor International Consulting Inc., based in Radnor, Pennsylvania and partner and member of the Investment Committee of Strategic Capital Advisors, based in West Conshocken, Pennsylvania. For more than the past 25 years Dr. Chimerine has been an economic consultant advising financial institutions and government agencies on the state of the United States and world economics, on specific industries and business sectors, and on the impact of economic conditions on decision making, budgeting, and strategic planning. He has served on the House of Representatives Task Force on International Competitiveness, the Census Advisory Committee and the Economic Policy Board of the Department of Commerce. He is the author or editor of several books as well as articles that have appeared in the New York Times, Washington Post, and American Economic Review. Dr. Chimerine has been a director of House of Taylor Jewelry, Inc., a publicly held Los Angeles-based international jewelry company, since September 2005.

Mr. Robert Scherne has been our Chief Financial Officer, Secretary and Treasurer since December 15, 2006. Mr. Scherne is also the Chief Financial Officer and Secretary of International Imaging Systems, Inc. a publicly held Delaware Company. He has been the principal of Robert C. Scherne, CPA, PC, since March 2003. Prior to that, Mr. Scherne was employed as an accountant by Merdinger, Fruchter, Rosen and Company from December 1993 to December 2002; by Louis Sturz & Co. and its successor firm, Grossman, Russo & Shapiro, from July 1986 until November 2002; and by L.H. Frishkoff & Co. and its successor firm, A. Uzzo &Co., from July 1978 to June 1986. Mr. Scherne holds a BBA degree in Accounting from Pace University (New York City), and is an active member of the American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

In the event that we are in fact able to complete the overall reverse merger transaction disclosed above in Item 1.01, we anticipate that Dr. Lawrence Chimerine and Mr. Robert Scherne will tender letters of resignation as President and Chief Executive Officer and as Chief Financial Officer, Secretary and Treasurer of the Company, respectively, appropriately effective at, and as applicable, after the closing of the envisioned change of control transaction, pursuant to the parties' definitive Agreement and Plan of Merger. We anticipate that upon closing of the overall reverse merger transaction, if completed and closed in fact, the current officers and directors of Medpro will be appointed to replace both of our officers and director, Messrs. Chimerine and Scherne, in the corresponding positions.

Item  5.03  Amendments  to Articles of Incorporation  or  Bylaws;
            Change in Fiscal year

On August 22, 2007, we will file an Amendment to the Company's Articles of Incorporation, amending Article VI, Authorized Capital Stock, to authorize Preferred Stock and to reverse split the Company's Common Stock on the basis of one (1) share of post-reverse split Common Stock par value $ 0.001 per share, for each four (4) shares of pre-reverse split Common Stock, par value $0.001 per share. The amendment is filed in keeping with actions taken by the Board of Directors and by shareholders representing 90% of the shares entitled to vote on the matter, without notice or meetings pursuant to Sections 78.315 and 78.320 of the Nevada Revised Statutes in anticipation of the reverse merger acquisition transaction discussed and disclosed in Item 5.01 above.

Item 5.06 Change in Shell Company Status

In the event that the Reverse Merger, acquisition transaction disclosed in Item 5.01 of this Current Report on Form 8-k proceeds to completion and closing, the Company's status as a shell company, as defined in Rule 12b-2 promulgated under the Exchange Act of 1934, will come to an end upon its undertaking of all of the commercial operations of Medpro and upon receipt of the gross proceeds of its private placement offering of Units comprised of Series A Preferred Stock and Common Stock Purchase Warrants, for maximum gross proceeds of $13,000,000.

SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

Exhibit
Number         Description
------         -----------

  3.1    Amendment to the Articles of Incorporation, Article VI,
         Authorized Capital Stock.

  4.1    Certificate of Designations, Series A Convertible
         Preferred Stock

  4.2    Specimen Series A Convertible Preferred Stock.

  4.3    Form of Series A Common Stock Purchase Warrant.

  4.4    Form of Series B Common Stock Purchase Warrant.

  4.5    Form of Series J Common Stock Purchase Warrant.

  4.6    Form of Series C Common Stock Purchase Warrant.




                           SIGNATURES

Pursuant to the requirements of the Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                             DENTALSERV.COM


DATE: August 18, 2007        By: /s/Lawrence Chimerine
                                -------------------------------------
                                Dr. Lawrence Chimerine
                                President and Chief Executive Officer